Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 29, 2014, by and among CVR Refining, LLC, a Delaware limited liability company (the “Borrower”) and Coffeyville Resources, LLC, a Delaware limited liability company (the “Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H :
WHEREAS, the Borrower and the Lender are parties to a Senior Unsecured Revolving Credit Agreement, dated as of January 23, 2013 (the “Credit Agreement”);
WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;
NOW, THEREFORE, it is agreed:

I.	AMENDMENTS TO CREDIT AGREEMENT.
1.    The first recital in the Credit Agreement is hereby amended by replacing the reference to “$150,000,000” with “$250,000,000”.
2.    The definition of “Loan Commitment” is hereby amended by replacing the reference to “$150,000,000” with “$250,000,000”.

II.	MISCELLANEOUS PROVISIONS.
1.    In order to induce the Lender to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein) before or after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects on and as of such date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct, only as of such specified date).
2.    This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or (ii) prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Credit Agreement, as amended hereby. The Borrower confirms and agrees that the Credit Agreement is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the First Amendment Effective Date each reference in the Credit Agreement to “the Credit Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First

Amendment. The Lender expressly reserves all their rights and remedies except as expressly set forth in this First Amendment.
3.    This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this First Amendment.
4.    THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
5.    This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Borrower and the Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Lender.
* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.
BORROWER:

CVR REFINING, LLC
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

LENDER:

COFFEYVILLE RESOURCES, LLC
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

Signature page to First Amendment to Credit Agreement